UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019

DELMAR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of principal executive offices) (zip code)

(604) 629-5989

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Form 8-K/A”) amends the Current Report on Form 8-K filed by DelMar Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on June 3, 2019 (the “Original Filing”). This Form 8-K/A is being filed solely for the purposes of filing the Placement Agency Agreement, forms of the Purchase Agreement, the Warrant and the PA Warrant and a copy of the opinion of Fennemore Craig, P.C. relating to the legality of the Common Stock offered by the Company as Exhibits 10.1, 10.2, 4.1, 4.2 and 5.1, respectively, to the Original Filing. This Form 8-K/A does not change any of the other information contained in the Original Filing except that the Original Filing stated that the Placement Agency Agreement and forms of the Purchase Agreement, the Warrant and the PA Warrant would be filed as exhibits to an amendment to the Original Filing, and except as specifically set forth herein. This Form 8-K/A continues to speak as of the date of the Original Filing, and we have not updated or amended any disclosures, except as specifically set forth herein, contained in the Original Filing to reflect events that have occurred since the date of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the SEC subsequent to the date of the Original Filing.

The Placement Agency Agreement and forms of the Purchase Agreement, the Warrant and the PA Warrant are incorporated in the description of such documents in this Form 8-K, as amended, by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Investor Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Fennemore Craig, P.C

10.1	Placement Agency Agreement, dated June 3, 2019 among DelMar Pharmaceuticals, Inc., Maxim Group LLC and Dawson James Securities, Inc.

10.2	Form of Purchase Agreement, dated as of June 3, 2019 among DelMar Pharmaceuticals, Inc. and the purchasers thereunder

23.1	Consent of Fennemore Craig, P.C (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Dated: June 3, 2019	By:	/s/ Scott Praill
Name: Scott Praill
Title: Chief Financial Officer

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